SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ARABIAN AMERICAN DEVELOPMENT COMPANY

(Name of Registrant as specified in its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement Number:

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(4)	Date Filed:

ARABIAN AMERICAN DEVELOPMENT COMPANY
(“Arabian American”)
10830 North Central Expressway, Suite 175
Dallas, Texas 75231
(214) 692-7872

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date:		10:00 a.m. – 12:00 noon CDT, June 11, 2008

Place:		Doubletree Hotel Houston Intercontinental Airport
15747 John F. Kennedy Blvd.
Houston, TX 77032

Items of Business:	(1)	To re-elect members to the Board of Directors;

	(2)	To ratify the selection of Moore Stephens Travis Wolff, LLP as the Company’s independent registered public accounting firm for 2008;

	(3)	To approve the Company’s Stock Option Plan for Key Employees;

	(4)	To approve the Company’s Non-Employee Director Stock Option Plan; and

	(5)	To consider and act upon such other business as may properly come before the meeting

Adjournments and Postponements:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date:
You are entitled to vote only if you were an Arabian American Development Company stockholder of record as of the close of business on April 23, 2008.  Your vote is important. We encourage you to vote by proxy, even if you plan to attend the meeting.  You may vote your proxy by telephone, Internet or mail.  A toll-free telephone number and website address are included on your proxy card.

Meeting Admission:
You are entitled to attend the annual meeting only if you were an Arabian American stockholder of record as of the close of business on April 23, 2008 or hold a valid proxy for the annual meeting.  You should be prepared to present photo identification for admittance.  If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to April 23, 2008, a copy of the voting instruction card provided by your broker, trustee or nominee, or similar evidence of ownership.  If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about April 30, 2008.

____/s/ Connie Cook____
Connie Cook, Secretary

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL EXPLANATION OF MATERIALS INCLUDED	1
Specific Items of Business	1

PROPOSALS TO BE VOTED ON	1

PROPOSAL NO. 1 – RE-ELECTION OF DIRECTORS	1
Vote Required	2

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3

PRINCIPAL ACCOUNTING FEES AND SERVICES	3
Audit Fees	3
Tax Fees	4

PROPOSAL NO. 3 – APPROVAL OF STOCK OPTION PLAN FOR KEY EMPLOYEES	4
Summary of the Employee Plan	4

PROPOSAL NO. 4 – APPROVAL OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN	5
Summary of the Director Plan	5

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE COMPANY’S STOCK OPTION PLANS	6

QUESTIONS AND REQUESTS FOR ADDITIONAL INFORMATION	8
Request for Multiple Copies of Proxy Materials	8
Request for Single Copy of Proxy Materials	8

VOTING	8
Voting Securities, Record Date	8
Stockholder of Record	9
Beneficial Owner	9
Voting in Person at the Annual Meeting	9
Voting by Submitting a Proxy or Voting Instructions	9
Proxies and Voting Instructions Are Revocable	9
Voting Electronically	10
Voting Procedures	10
Election of Directors	10
Voting on Other Business	10
How Shares will be Voted by Proxy of Voting Instructions	10
Broker Non-Votes	10
Additional Business Proposals Presented at Meeting	11
Quorum Requirement	11

STOCKHOLDER PROPOSALS	11
Stockholder Proposals Intended to be Included in Proxy Statement	11
Stockholder Proposals Not Intended to be Included in Proxy Statement	11
Stockholder Proposals for Director Candidates	11

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS	12
Board Policy Regarding Voting for Directors	12
Board Independence	12
Meetings of the Board and Its Committees	12
The Company’s Director Independence Standards	13
Board Structure and Committee Composition	13
Audit Committee	14
Audit Committee Report	15
Compensation Committee	15
Compensation Committee Report	16
Nominating Committee	16
Stockholder Recommendations	17
Director Qualifications	17
Identifying and Evaluating Candidates for Directors	17
Executive Sessions	17
Communications with the Board	18

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES	18

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19

BENEFICIAL OWNERSHIP TABLE	19

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20

EXECUTIVE COMPENSATION	20
Compensation Discussion and Analysis	20
General	20
Compensation Components	20
Base Salary	20
Incentive Compensation	21
Stock Option Plan	21
Other Compensation	21
Termination of Employment Payments	21
Tax Considerations	21
Summary of Executive Compensation	22

SUMMARY COMPENSATION TABLE	22
Employment Agreements	23
Director Compensation	23
Compensation Committee Interlocks and Insider Participation	23

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	23

OPTION EXERCISES AND STOCK VESTED	23

GRANTS OF PLAN-BASED AWARDS	24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	24

OTHER BUSINESS	24

PROXY STATEMENT

GENERAL EXPLANATION OF MATERIALS INCLUDED

The Board of Directors (the “Board”) of Arabian American Development Company, a Delaware corporation (the “Company”), is providing these proxy materials for you in connection with the Company’s annual meeting of stockholders which will take place on June 11, 2008.  This proxy statement provides a description of the business matters to be covered at the annual meeting.  As a stockholder, you are entitled and encouraged to attend the annual meeting and to vote on the matters described in this proxy statement.  Detailed information on voting is provided below.  Also for you review, the Board has included the Company’s 2007 Form 10-K Annual Report.

In addition to notifying you of the upcoming annual meeting of stockholders, the Company requests your vote on the matters to be covered at the annual meeting.  In making this solicitation, the Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Proxies may be solicited in person by our employees, or by mail, courier, telephone, or facsimile.

Specific Items of Business

The following four proposals will be presented at the meeting for your vote.  Space is provided in the accompanying proxy card to vote for or against or abstain from voting on each of the proposals. If you vote using the telephone or Internet, you will be instructed how to vote for or against or abstain from voting on these issues.

(1)	The election of directors;

(2)	The ratification of selection of independent registered public accounting firm;

(3)	The approval of the Company’s Stock Option Plan for Key Employees; and

(4)	The approval of the Company’s Non-Employee Director Stock Option Plan.

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

RE-ELECTION OF DIRECTORS

There are three directors standing for re-election to our Board this year.  The nominees are Nicholas N. Carter, Charles Goehringer, Jr., and Mohammed O. Al Omair.  Each has served as a director since the last annual meeting.  All of the nominees will serve a three year term expiring in 2011.  There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the three persons recommended by the Board.  If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

All of the nominees have indicated to the Company that they will be available to serve as directors.  In the event that any nominee should become unavailable, however, the proxy holders,

Connie Cook and/or Robert E. Kennedy, will vote for a nominee or nominees designated by the Board.

If an incumbent director nominee receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, he or she is required to tender his or her resignation for consideration by the Nominating Committee in accordance with Board policy.

Vote Required

Each director nominee who receives more “FOR” votes than “AGAINST” votes representing shares of Company common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

Our Board recommends a vote FOR the election to the BOARD of each of the following nominees:

Nicholas N. Carter Director since 2006 Age 61
Mr. Carter has served as President of the Texas Oil & Chemical Co. II (the “Petrochemical Company”), a wholly owned subsidiary of the Company, since 1987.  He began his career with the Petrochemical Company in 1977 when it was under previous ownership and at that time served as Controller and Treasurer of the Company.  He was appointed Executive Vice President of Arabian American in 2008 and previously served the Company in the capacity of Secretary/Treasurer for 3 years.  Mr. Carter holds a BBA Degree in Accounting from Lamar University and is a Certified Public Accountant.  Mr. Carter also serves as a Director and President of Pioche Ely Valley Mines, Inc. of which the Company owns 55% of the outstanding stock.

Charles W. Goehringer, Jr Director since 2007 Age 49
Mr. Goehringer was appointed to the Board on October 23, 2007. He is an attorney with the law firm of Germer Gertz, LLP in Beaumont, Texas with more than 12 years experience and currently serves as corporate counsel for the Company.  He also worked in industry as an engineer for over 15 years.  Mr. Goehringer holds a BS Degree in Mechanical Engineering from Lamar University, a Master of Business Administration from Colorado University, and a Doctor of Jurisprudence from South Texas College of Law.  Mr. Goehringer also serves as a Director and Vice President of Pioche Ely Valley Mines, Inc. of which the Company owns 55% of the outstanding stock;

Mohammed O. Al Omair Director since 2007 Age 64
Mr. Al Omair was appointed to the Board on October 23, 2007.  Mr. Al Omair resides in Riyadh, Saudi Arabia and is currently serving as Senior Vice President & Deputy Chief Executive Officer for FAL Holdings Arabia Co. Ltd.  He holds a BA Degree in Political Science and a Master of Public Administration from the University of Washington.  Mr. Al Omair served on the Board of the Company from 1993 until 2005 when he resigned for personal reasons.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking you to ratify the Audit Committee’s selection of Moore Stephens Travis Wolff, LLP as the Company’s independent registered public accounting firm for 2008.  Moore Stephens Travis Wolff, LLP has audited the accounts of the Company since June 2003.  The Board considers it desirable to continue the services of Moore Stephens Travis Wolff, LLP.

The fees billed or expected to be billed by Moore Stephens Travis Wolff, LLP for professional services rendered to the Company during 2007 and 2006 are set forth below.  The Audit Committee has concluded that the provision of the non-audit services provided by Moore Stephens Travis Wolff, LLP to the Company did not and does not impair or compromise their independence, and all such services were pre-approved by the Audit Committee. If the stockholders should fail to ratify the selection of the independent registered public accounting firm, the Audit Committee will designate an independent registered public accounting firm as required under the rules of the Exchange Act and in accordance with its charter.

Our Board recommends a vote FOR the ratification of the selection of Moore Stephens Travis Wolff, LLP as the Company’s independent registered public accounting firm for 2008.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The table below sets forth the fees that the Company paid Moore Stephens Travis Wolff, LLP  for the audit of its financial statements for the fiscal years ended December 31, 2007 and 2006 and the review of its financial statements for the quarterly periods in the year ended December 31, 2007, and all other fees that the Company paid Moore Stephens Travis Wolff, LLP for services rendered during the fiscal years ended December 31, 2007 and December 31, 2006, respectively:

	2007	2006
Audit Fees	$209,325	$192,176
Audit-Related Fees	$0	$0
Tax Fees	$23,200	$16,436
All Other Fees	$0	$0

Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exceptions for non-audit services under the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit.

Audit Fees

These amounts represent fees billed or expected to be billed by Moore Stephens Travis Wolff, LLP for professional services rendered for the audits of the Company’s annual financial statements for the fiscal years ended December 31, 2007 and 2006, the reviews of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years.

Tax Fees

These amounts represent fees billed or expected to be billed by Moore Stephens Travis Wolff, LLP for professional services rendered relating to tax compliance, tax advice and tax planning in the U.S.

At each annual meeting of the stockholders, representatives of the principal accountant for the current year and for the most recently completed fiscal year are expected to be present to make statements to the stockholders if desired, and to be available to respond to stockholder questions.

PROPOSAL NO. 3

APPROVAL OF STOCK OPTION PLAN FOR KEY EMPLOYEES

On April 7, 2008, the Board adopted the Stock Option Plan of Arabian American Development Company for Key Employees (the “Employee Plan”) which shareholders are asked to approve at the Annual Meeting.  The purposes of the Employee Plan are to provide an incentive for key employees to remain with the Company or its subsidiaries, to provide an opportunity for them to acquire a proprietary interest in the Company so that they will devote their best efforts for the benefit of the Company, and to aid the Company and its subsidiaries in attracting able persons to enter their employ.  Reference is made to Exhibit A to this proxy statement for the complete text of the provisions of the Employee Plan which are summarized below.

Summary of the Employee Plan

This section summarizes the Employee Plan and is qualified in its entirety by the full text of the Employee Plan.

Administration.  The Employee Plan shall be administered by the Compensation Committee (the “Committee”).  In accordance with the provisions of the Employee Plan, the Committee will have the authority to establish rules and guidelines consistent with the terms of the Employee Plan; to determine the type of option granted; to specify the term and period or periods and extent of exercisability of options; to impose and specify the nature and extent of restriction, if any, upon disposition of any securities; to specify the circumstances under which all or part of any securities may be required to be forfeited and surrendered to the Company; to specify the extent and times of lapse of any such restrictions or risks of forfeiture; and to specify the prerequisites to become eligible for stock options

Term of Employee Plan.  No award shall be granted pursuant to the Employee Plan after ten years from the date the Employee Plan is adopted or the date the Employee Plan is approved by the stockholders, whichever is earlier.

Eligibility.  Individuals who become employees of the Company or its subsidiaries and are selected by the Committee shall be eligible to be granted options unless the employee upon the granting of those options would immediately own stock possessing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company.

Shares Available.  The Board shall reserve for the purposes of the Employee Plan out of the authorized but unissued shares of Common Stock or out of shares of Common Stock held in the Company’s Treasury, or partly out of each, as shall be determined by the Board, a total of 500,000 shares of such Common Stock.  The closing sale price of the Company’s common stock on April 16, 2008, on the Nasdaq Stock Exchange was $6.68 per share.

Types of Options.  The Committee has the authority to determine whether to grant incentive stock options or non-incentive stock options.  Incentive stock options are options qualifying for favorable tax treatment to the employee granted such option.  An incentive stock option must meet all the requirements of Section 422 of the Internal Revenue Code (the “Code”).  Non-incentive stock options are those options not meeting all of the requirements of Section 422 of the Code, and therefore, do not qualify for favorable tax treatment under Section 422 of the Code.

Option Exercise Price.  The Committee shall establish the option exercise price per share at the time any option is granted, and such option exercise price per share shall not be less than the greater of (a) 100% of the Fair Market Value per share on the day such option is granted or (b) the per share par value of such shares.

Option Period.  The Committee shall fix the term of each stock option award provided that both incentive and non-incentive stock options may not be exercisable after the expiration of ten (10) years from the grant date.

Amendment, Suspension, Termination.  The Board shall have the right to amend, suspend, or terminate the Employee Plan at any time, provided that no amendment shall be made which shall: (a) increase the total number of shares which may be issued pursuant to options granted under the Employee Plan, (b) decrease the minimum option exercise price provided for under the Employee  Plan, (c) extend the term of the Employee Plan or of any option granted under the Employee Plan, or (d) withdraw administration of the Employee Plan from the Committee, unless such amendment is approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of all classes of the Company (voting together and not separately by class).

Our Board recommends a vote FOR the approval of the Stock Option Plan of Arabian American Development Company for Key Employees.

PROPOSAL NO. 4

APPROVAL OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

On April 7, 2008, the Board adopted the Arabian American Development Company Non-Employee Director Stock Option Plan (the “Director Plan”) which shareholders are asked to approve at the Annual Meeting.  The purpose of the Director Plan is to enhance the Company’s ability to obtain and retain qualified persons who are not full-time employees of the Company to serve as directors.  Reference is made to Exhibit B to this proxy statement for the complete text of the provisions of the Director Plan which are summarized below.

Summary of the Director Plan

This section summarizes the Director Plan and is qualified in its entirety by the full text of the Director Plan.

Administration.  The Director Plan shall be administered by the Compensation Committee (the “Committee”).  In accordance with the provisions of the Director Plan the Committee will have the power to construe the Director Plan and to determine all questions thereunder.

Effective Date and Duration of Director Plan.  The effective date of the Director Plan is the date of its adoption by the Board, and the duration shall be ten (10) years from the effective date.  The Director Plan requires approval by the affirmative vote of the holders of a majority of the shares of voting stock of the Company present or represented and entitled to vote at a meeting of stockholders of the Company.

Granting of Options.  Subject to Board approval and the provisions of the Director Plan, the Committee shall have the authority to determine the persons to whom options shall be granted, to grant options, and to determine the number of shares to be covered by any option.

Shares Available.  The Committee shall reserve for the purposes of the Director Plan, out of the authorized but unissued shares of Common Stock or out of shares of Common Stock held in the Company’s Treasury, or partly out of each, as shall be determined by the Committee, a total of 500,000 shares of such Common Stock.  The closing sale price of the Company’s common stock on April 16, 2008, on the Nasdaq Stock Market was $6.68 per share.

Option Exercise Price.  The Committee shall determine the option exercise price per share at the time any option is granted; provided that such option exercise price shall not be less than 100% of the Fair Market Value per share on the day such option is granted.

Option Period.  The term of each option granted under the Director Plan shall be fixed by the Committee in its sole discretion and set forth in the Award Agreement, provided that such option may not be exercisable after the expiration of ten (10) years from the date the option was granted.

Amendment, Suspension, Termination.  Subject to approval by the Board, the Committee shall have the right to amend, suspend, or terminate the Director Plan at any time, and make modifications or amendments to the Director Plan, provided that no amendment shall be made which shall: (a) increase the maximum number of shares subject to the Director Plan, (b) decrease the option exercise price provided for under the Director Plan, (c) change the class of persons who are to receive options granted under the Director Plan; or (d) extend the term of the Director Plan or of any option granted hereunder unless it is approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Company present or represented and entitled to vote at a duly held meeting of the stockholders of the Company.

Our Board recommends a vote FOR the approval of the Arabian American Development Company Non-Employee Director Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE COMPANY’S STOCK OPTION PLANS

The following description of Federal income tax consequences addresses tax consequences for both "Incentive Stock Options" as defined in Section 422 of the Code and "Non-Incentive Stock Options" and is intended merely to provide basic information with respect to the tax treatment applicable to the Company’s Stock Option Plan for Key Employees and Non-Employee Director Stock Option Plan (collectively referred to as the “Plans”).  Although the Company believes the following statements are correct, the statements are based upon legislative, administrative, and judicial authority that is subject to revision and differing interpretations.  Each participant in the Company's Plans should consult his or her own tax advisor concerning the tax consequences of grant, exercise, or surrender of an option and the sale or other disposition of any stock acquired pursuant to the exercise of an option.  Individual financial and Federal tax situations may vary, and state and local tax considerations may be significant.

Non-Incentive Stock Options

Any option that does not meet with all the requirements of Section 422 of the Code is commonly referred to as a non-incentive stock option.  Upon exercise of the option, the optionee must recognize ordinary taxable income in an amount equal to the difference between the fair market value of the shares acquired upon exercise and the amount paid to exercise the option. The optionee exercising a non-incentive stock option will have a tax liability subject to withholding even though the shares giving rise to the liability may not have been sold and converted to cash on the date of exercise.  The optionee receives a tax basis in the shares equal to the amount of income reported plus the amount of cash or basis of other property exchanged in the exercise.  The Company should be entitled to an income tax deduction at the time of exercise, and in the same amount, as the optionee recognizes as ordinary taxable income.

Stock acquired through the exercise of a non-incentive stock option is a capital asset in the hands of the optionee.  When the stock is sold, the holder will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the adjusted basis of the stock sold.  The sale of stock has no tax impact on the Company.

Incentive Stock Options

An incentive stock option must meet all the requirements of Section 422 of the Code. Optionees do not recognize regular taxable income upon the grant or upon the exercise of an incentive stock option.  However, the difference between the exercise price and the fair market value of such shares as of the date of exercise will be an adjustment for the purpose of calculating alternative minimum taxable income.  The alternative minimum tax is payable only to the extent that it exceeds the regular income tax.  If the alternative minimum tax applies, it may be possible to recover some, if not all, of the alternative minimum tax paid through a credit carried forward to a tax year where regular tax liability exceeds the alternative minimum tax.

As long as the stock acquired through an incentive stock option is held for at least one year from the date of exercise and two years from the date of the grant, the sale of the shares is not considered to be a disqualifying disposition.  Any gain or loss, measured by the difference between the amount realized upon sale and the adjusted basis will be treated as proceeds from the sale of a long-term capital asset.  Generally, the adjusted basis will be the cash or adjusted basis of other property exchanged to exercise the option.  The Company will not receive an income tax deduction for qualifying dispositions.

Shares which are sold in a disqualifying disposition (anything that is not a qualifying disposition) in situations other than in an insolvency proceeding require the seller to recognize ordinary income at the time of the disposition in an amount equal to the lesser of (1) the difference between the exercise price and the fair market value of the shares at the time the option was exercised or (2) the difference between the exercise price and the amount realized upon disposition of the shares, and the seller is required to recognize long-term or short-term capital gain or loss (depending on whether the seller has held the shares for more than 12 months or for 12 months or less) in an amount equal to the difference between the sale price of the shares and the fair market value of the shares on the date the seller exercised the option. The Company receives an income tax deduction on the amount recognized as ordinary income.

QUESTIONS AND REQUESTS FOR ADDITIONAL INFORMATION

Questions regarding the annual meeting, this proxy statement, voting or otherwise should be directed to the individual listed below at the provided contact information.  The following proxy materials should be included with this mailing: (1) Notice of Annual Meeting of Stockholders; (2) proxy statement; (3) proxy card (or voting instruction card for beneficial owners) with pre-addressed envelope; and (4) the Company’s 2007 Form 10-K Annual Report.  If any portion of the proxy materials appears to be missing, or if you would like an additional copy of the proxy materials, please contact the individual below at the listed contact information for a free copy.

Connie Cook
Arabian American Development Company
P. O. Box 1636
Silsbee, TX  77656

Request for Multiple Copies of Proxy Materials

Please note that if multiple stockholders reside at the same address, only one set of proxy materials has been provided, unless the Company received contrary instructions from one or more of the stockholders.  To request a separate copy of the proxy materials, or to request to receive separate copies of the proxy materials in the future, contact Connie Cook at the above address, and a free copy will be promptly delivered to you.

Request for Single Copy of Proxy Materials

If you share an address with one or more shareholders and are currently receiving multiple sets of proxy materials, you may request delivery of a single set of proxy materials by contacting Connie Cook at the above address.

VOTING

Company stockholders of record are entitled to vote on the items of business described in this proxy statement.  Stockholders of record may (1) attend the annual meeting and vote their shares in person; (2) vote by submitting a proxy; or (3) vote electronically via the Internet or by telephone.  Beneficial owners may (1) attend the annual meeting and vote their share in person only if they obtain a legal proxy from their broker, trustee or nominee; (2) vote by submitting voting instructions; or (3) vote electronically via the internet or by telephone.

Voting Securities, Record Date

Shareholders of record at the close of business on April 23, 2008, (the “record date”) are entitled to vote at the meeting and any adjournment or postponement of the meeting.  On the record date, there were 23,471,995 shares of common stock ($0.10 par value) issued and outstanding.

Stockholder of Record

If your shares are registered directly in your name, you are the stockholder of record of those shares, and these proxy materials are being sent directly to you by the Company.  As a stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or vote in person at the meeting.  The Company has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card on behalf of your broker, trustee or nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the annual meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Voting in Person at the Annual Meeting

Stockholders of record are invited to attend the Annual Meeting of Stockholders on June 11, 2008, at Doubletree Hotel Houston Intercontinental Airport, Houston, TX and vote their shares in person.  Beneficial owners may vote in person at the annual meeting only if they obtain a legal proxy from their broker, trustee or nominee that holds your shares giving you the right to vote the shares.

Voting by Submitting a Proxy or Voting Instructions

Regardless of whether you plan to attend the annual meeting, stockholders of record and beneficial owners have the option of voting their shares by submitting a proxy or voting instructions.

Stockholders of record may vote by proxy.  To vote by proxy, stockholders of record must complete, sign and date their proxy cards and mail them in the accompanying pre-addressed envelopes.  Your proxy card and pre-addressed envelope is included with this proxy statement.

Beneficial owners may vote by submitting voting instructions to their broker, trustee or nominee.  Your voting instruction card should be provided by your broker, trustee or nominee.  Please refer to your voting instruction card for voting procedure and additional information.

Proxies and Voting Instructions Are Revocable

A stockholder of record may change his or her vote by either: (1) submitting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing written notice of revocation to the Corporate Secretary at the address listed above in the “Questions and Requests for Additional Information” section; or (3) attending the annual meeting and voting in person.  Please note that your attendance at the annual meeting will not revoke a previously submitted proxy unless you specifically make such a request.  A beneficial owner may change his or her vote by either: (1) submitting new voting instructions to the appropriate broker, trustee or nominee; or (2) if you have obtained a legal proxy from your broker, trustee or nominee giving you the legal right to vote your shares, by attending the annual meeting and voting in person.

Voting Electronically

Stockholders of record and beneficial owners may vote electronically by accessing www.investorvote.com or by calling 1-800-652-8683 and following the instructions prior to 11:59 p.m. C.D.T. on June 10, 2008.

Voting Procedures

The Company’s by-laws provide that each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Company.

Election of Directors

In the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” with respect to each of the nominees.  If you elect to “ABSTAIN” in the election of directors, the abstention will not impact the election of directors.  Only “FOR” and “AGAINST” votes are counted in the election of directors.  As provided in the Company’s corporate by-laws, directors are elected upon a plurality vote of the shareholders.  Therefore, a nominee will only be elected if the votes cast “FOR” the nominee’s election exceed the number of votes cast “AGAINST” the nominee’s election.  Cumulative voting is not permitted in the election of directors.

Voting on Other Business Items

When voting on other business matters, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  Business proposals, other than the election of the directors, require the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the annual meeting.

How shares will be voted by Proxy or Voting Instructions

If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals.  If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and ratification of Moore Stephens Travis Wolff, LLP as the Company’s independent registered public accounting firm for 2008).

Broker Non-Votes

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given.  In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.  Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.  Abstentions have the same effect as votes against the matter except in the election of directors, as described above.

Additional Business Proposals Presented at Meeting

Other than the re-election of Directors, ratification of the selection of the Company’s independent registered public accounting firm, approval of the Company’s Stock Option Plan for Key Employees, and approval of the Company’s Non-Employee Director Stock Option Plan, the Board is not aware of any other business to be acted upon at the annual meeting.  However, if you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any reason any nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Quorum Requirement

The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the Company stock issued and outstanding and entitled to vote at the meeting, must be present in person or represented by proxy.  Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

STOCKHOLDER PROPOSALS

Stockholder Proposals Intended to be Included in Proxy Statement

You may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at the address above no later than February 11, 2009.  Such proposals also must comply with Securities and Exchange Commission (“SEC”) regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed the Corporate Secretary at the address on page 8.

Stockholder Proposals Not Intended to be Included in Proxy Statement

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under SEC Rule 14a-8, the stockholder must submit the proposal so that it is received by the Corporate Secretary not earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

(1)           45 days prior to the meeting; and

(2)           10 days after public announcement of the meeting date.

Stockholder Proposals for Director Candidates

You may propose director candidates for consideration by the Board’s Nominating Committee.  Such recommendations shall include the nominee’s name and qualifications for Board membership and shall be received by the Corporation not earlier than the close of business 120 calendar days prior to the meeting and not later than the close of business on the later of the following two dates:

(1)           45 days prior to the meeting; and

(2)           10 days after public announcement of the meeting date.

Proposals for director candidates should be directed to the Corporate Secretary at the address on page 8.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining the Company’s integrity in the marketplace.  The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, and to persons performing similar functions.  The Company’s Code of Ethics, in conjunction with the Certificate of Incorporation, By-laws and Board committee charters, form the framework for governance of the Company.

The Company’s Code of Ethics, Certificate of Incorporation, By-laws and Board committee charters are available on the Company’s website at www.arabianamericandev.com.  Stockholders may also request free printed copies of these from the Corporate Secretary at the address on page 8.

Board Policy Regarding Voting for Directors

The Company has implemented a plurality vote standard in the election of directors.  In addition, the Company has adopted a policy whereby any incumbent director nominee who receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election will tender his or her resignation for consideration by the Nominating Committee.  The Nominating Committee will recommend to the Board the action to be taken with respect to such offer of resignation.

Board Independence

The Company has implemented a policy that a majority of the Board will consist of independent directors.  The Board has determined that the non-employee director nominees, Mohammed O. Al Omair and Charles W. Goehringer, Jr., standing for election and each of the members of each Board committee is independent within the meaning of the Company’s director independence standards.  The Company standards reflect NASDAQ corporate governance listing standards.  In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the NASDAQ listing standards.

Meetings of the Board and Its Committees

Because of the geographical distance between members of the Board, meetings are typically held via telephone conference call.  In the instance where all members cannot be contacted at once, members may be contacted individually, and upon agreement Unanimous or Majority Consent resolutions are signed.  During 2007, the Board held six such meetings.

The Company’s Director Independence Standards

An independent director is a person other than an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
A director will not be considered independent in the following circumstances:

(1)	The director is, or has been in the past three years, an employee of the Company or an employee of any parent or subsidiary of the Company;

(2)
The director has accepted, or has a family member who has accepted during any twelve-month period within the last three years, more than $60,000 in compensation from the Company, other than compensation for Board or Board Committee service, compensation received by the director’s immediate family member for service as a non-executive employee of the Company, and benefits under a tax-qualified retirement plan, or non-discretionary compensation.

(3)	The director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(4)
The director is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

(5)
The director is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company serve on the compensation committee of such other entity; or

(6)
The director is, or has a family member who is, a current partner of the Company’s outside auditor, or was a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years.

For these purposes, a “family member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has seven directors and the following three standing committees: (1) Audit, (2) Compensation, and (3) Nominating.  The committee membership and meetings during the last fiscal year and the function of each of the standing committees are described below.  Each of the standing committees operates under a written charter adopted by the Board.  Committee charters are available on the Company’s website at www.arabianamericandev.com.  Free printed copies are also available to any stockholder who makes a request to the address on page 8.  Each current director attended at least 75% of all

Board and applicable standing committee meetings.  Directors are encouraged to attend annual meetings of Company stockholders.

Name of Director	Audit	Compensation	Nominating
Non-Employee Directors:
Ghazi Sultan[1]	Member	Member	Chair
Robert E. Kennedy[2]	Chair	Chair	Member
Ibrahim Al Moneef[3]		Member	Member
Mohammed Al Omair[4]	Member	Member	Member
Charles W. Goehringer, Jr.[5]		Member	Member
Employee Directors:
Hatem El Khalidi
Nicholas N. Carter

Number of Meetings in Fiscal 2007	3	-	-

Notes to Board Committee Table

1	Mr. Sultan was elected to the Board in September 1993. He joined the Audit and Compensation Committees in 1994, and became the Chair of the Nominating Committee in April 2007.

2
Mr. Kennedy was elected to the Board on January 13, 2007.  He joined the Nominating Committee in April 2007, became the Chair of the Audit Committee in January, 2007, and became the Chair of the Compensation Committee in March 2007.  He also became the lead independent director in March 2007.

3	Mr. Al Moneef was elected to the Board on April 26, 2007. He joined the Nominating, Audit and Compensation Committees in April 2007. He resigned from the Audit Committee in February 2008.

4	Mr. Al Omair was elected to the Board on October 23, 2007. He joined the Nominating and Audit Committees on October 23, 2007, and the Compensation Committee on December 31, 2007.

5
Mr. Goehringer was elected to the Board on October 23, 2007.  He joined the Nominating and Audit Committees on October 23, 2007, and the Compensation Committee on December 31, 2007.  He resigned from the Audit Committee in February 2008.

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing the Company’s financial reporting processes and the audit of the Company’s financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of the Company’s internal audit function and the independent registered public accounting firm, risk assessment and risk management, and finance and investment functions.  Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews and approves all permissible non-audit services to be performed by the independent registered public accounting firm; reviews the Company’s disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives and off-balance sheet structures, oversees the Company’s compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company’s financial statements; reviews and oversees treasury matters, the Company’s loans and debt, loan guarantees and outsourcings; reviews the Company’s capitalization and operations; and coordinates with the Compensation Committee regarding the cost, funding and financial impact of the Company’s equity compensation plans and benefit programs.  The Audit Committee works closely with management as well as the independent registered public accounting firm.  The Audit Committee has the authority to obtain advice assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

The Board determined that each of Robert E. Kennedy, Chair of the Audit Committee, and Audit Committee members Ghazi Sultan and Mohammed O. Al Omair are independent pursuant to NASDAQ listing standards governing audit committee members.  The Board also determined that Robert E. Kennedy is an audit committee financial expert as defined by SEC rules and NASDAQ listing standards.

The charter of the Audit Committee is available on the Company’s website at www.arabianamericandev.com.  A free printed copy is also available to any stockholder who requests it from the Corporate Secretary at the address on page 8.

Audit Committee Report

The Audit Committee reviewed and discussed the audited financial statements with management and the independent registered public accounting firm together and separately. These discussions and reviews included the reasonableness of significant judgments, significant accounting policies (including critical accounting policies), the auditor’s assessment of the quality, not just acceptability, of the Company’s accounting principles and other such matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States). In addition, the Audit Committee has reviewed the written disclosures and the letter required by Independence Standards Board Standard No. 1, and has discussed with the independent registered public accounting firm their independence from management and the Company.

Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be accepted and included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

The foregoing report has been submitted by the members of the Audit Committee: Robert E. Kennedy, Mohammed O. Al Omair and Ghazi Sultan.

Compensation Committee

The Compensation Committee discharges the Board’s responsibilities relating to the compensation of the Company’s executives and directors; prepares the report required to be included in the annual proxy statement; provides general oversight of the Company’s compensation structure; reviews and provides guidance on the Company’s human resources programs; and retains and approves the terms of the retention of compensation consultants and other compensation experts.  Other specific duties and responsibilities of the Compensation Committee include reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing the Company’s equity-based and incentive compensation plans; overseeing non-equity based benefit plans and approving any changes to such plans involving a material financial commitment by the Company; monitoring workforce management programs; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

Compensation Committee Report

In 2007 the Board appointed four members to the Committee.  The Committee reviewed the salaries and other compensation of the Executives of the Company and recommended adjustments based upon competitive salaries and financial performance of the Company.

The individuals serving on the Compensation Committee of the Board of Directors are Robert E. Kennedy, Ibrahim A. Al Moneef, Mohammed O. Al Omair, Charles W. Goehringer, Jr., and Ghazi Sultan.

The Board determined that each of the Committee members is independent pursuant to NASDAQ listing standards governing compensation committee members.

The charter of the Compensation Committee is available on the Company’s website at www.arabianamericandev.com.  A free printed copy is also available to any stockholder who requests it from the Corporate Secretary at the address on page 8.

Nominating Committee

The Nominating Committee recommends candidates to be nominated for election as directors at the Company’s annual meeting, consistent with criteria approved by the Board; develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance.  Other specific duties and responsibilities of the Nominating Committee include: annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by stockholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members and making recommendations to the Board relating to such matters; and overseeing director orientation and continuing education.  The Nominating Committee also reviews and approves any executive officers for purposes of Section 16 of the Exchange Act (“Section 16 Officers”) standing for election for outside for-profit boards of directors; and reviews stockholder proposals and recommends Board responses.

The Board determined that each of the Committee members is independent pursuant to NASDAQ listing standards governing nominating committee members.

The charter of the Nominating Committee is available on the Company’s website at www.arabianamericandev.com.  A free printed copy is also available to any stockholder who requests it from the Corporate Secretary at the address on page 8.

Stockholder Recommendations

The policy of the Nominating Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under “Identifying and Evaluating Candidates for Directors.”  In evaluating such recommendations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under “Director Qualifications.”  Any stockholder recommendations proposed for consideration by the Nominating Committee should include the candidate’s name and qualifications for Board membership and should be addressed to the Corporate Secretary at the address on page 8.

Director Qualifications

The Company maintains certain criteria that apply to nominees recommended for a position on the Company’s Board.  Under these criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards.  They should have broad experience at the policy-making level in business, government, education, technology or public service.  They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience.  Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.  Each director must represent the interests of all stockholders of the Company.

Identifying and Evaluating Candidates for Directors

The Nominating Committee uses a variety of methods for identifying and evaluating nominees for director.  The Nominating Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise.  In the event that vacancies are anticipated, or otherwise arise, the Nominating Committee considers various potential candidates for director.  Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons.  Identified candidates are evaluated at regular or special meetings of the Nominating Committee and may be considered at any point during the year.  As described above, the Nominating Committee considers properly submitted stockholder recommendations for candidates for the Board to be included in the Company’s proxy statement.  Following verification of the stockholder status of people proposing candidates, recommendations are considered together by the Nominating Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for the Company’s annual meeting.  If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating Committee.  In evaluating such nominations, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

Executive Sessions

Executive sessions of independent directors are held at least three times a year.  The sessions are scheduled and chaired by the lead independent director.  Any independent director may request that an additional executive session be scheduled.

Communications with the Board

Individuals may communicate with the Board by contacting:

Nicholas N. Carter
Arabian American Development Company
P. O. Box 1636
Silsbee, TX  77656

All directors have access to this correspondence.  In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or individual directors, as appropriate.  The Company’s independent directors have requested that certain items that are unrelated to the Board’s duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

Communications that are intended specifically for the lead independent director, the independent directors or non-management directors should be sent to the address noted above, to the attention of the lead independent director.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Employee directors do not receive any separate compensation for their Board activities.  Non-employee directors receive the compensation described below.

The Company acknowledges that non-employee directors are required to spend a considerable amount of time studying, investigating and discussing company business, attending meetings, and otherwise making themselves and their expertise available to the Company.  Therefore, in January 2008, the Board approved a compensation plan for non-employee directors solely for their service on the Board.  Each year non-employee directors shall receive an award of 3,000 shares of Company restricted stock to be given in the first quarter of each calendar year plus options for 7,000 shares at market price date of issuance.  Additionally, non-employee directors are paid:  (1) $15,000 per year for service on the Audit Committee due to the complexity and technical nature of the assignment; (2) $5,000 per year for service on the Compensation Committee due to the sensitivity and research time necessary to complete the business of the committee; (3) $5,000 per year for service on the Nominating Committee; and (4) $5,000 per year for service on the Boards of any or all of the subsidiary companies of Arabian American Development Company.

In addition, the Company is authorized to pay its non-employee directors a fee of $200 for each Board meeting and $100 for each committee meeting which they attend, in addition to reimbursing them for expenses incurred in connection with their attendance.  If non-employee directors are required to travel within or outside the United States to conduct Board Business, each will be paid $500 per day while traveling, in addition to travel expenses in accordance with the Board’s normal employee travel policy.

To be eligible for the compensation listed above, each non-employee director must be serving in full capacity as of the end of the Company’s fiscal year, and must have attended, either in person or by telephone, at least 75% of all called meetings of the Board.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of December 31, 2007, concerning beneficial ownership by:

(1)
Company directors and nominees, each of the named executive officers, and all individuals owning more than 5% of the Company’s outstanding Common Stock, set forth in the Summary Compensation Table on page 22; and

(2)	Current directors and Company executive officers as a group.

The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company, except where otherwise noted.

The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose.  Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2008 through the exercise of any stock option or other right.  Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Class
Current Directors and Nominees:
Ghazi Sultan[3]	235,000	0.997%
Robert E. Kennedy	10,000	0.043%
Ibrahim A. Al Moneef	256,667	1.094%
Charles W. Goehringer, Jr.	4,667	0.020%
Mohammed O. Al Omair	1,667	0.007%
Current Director, Nominee or Named Executive Officer:
Hatem El Khalidi[2]	460,000	1.927%
Nicholas N. Carter	112,500	0.479%
Connie Cook	30,000	0.128%
Mark Williamson	20,000	0.085%
All current directors and executive officers as a group (9 persons)[4]	1,130,501	4.816%

Individuals with beneficial ownership of more than 5% of outstanding Common Stock
Fahad Mohammed Saleh Al Athel c/o Saudi Fal	3,603,568	15.353%
Mohammad Salem ben Mahfouz c/o National Commercial Bank	1,500,000	6.391%
Harb S. Al Zuhair	1,423,750	6.066%
Prince Talal Bin Abdul Aziz	1,272,680	5.422%

Notes to Beneficial Ownership Table

1	Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly and the owner has sole voting and investment power.

2
Includes 400,000 shares which Mr. El Khalidi has the right to acquire through the exercise of presently exercisable stock options.  Excludes 385,000 shares owned by Ingrid El Khalidi, Mr. El Khalidi’s wife, and 443,000 shares owned by relatives of Hatem El Khalidi.

3	Includes 100,000 shares which Mr. Sultan has the right to acquire through the exercise of presently exercisable stock options.

4
Includes 500,000 shares which certain directors and executive officers have the right to acquire through the exercise of stock or options or other rights exercisable presently or within 60 days.  Excludes 385,000 shares owned by Ingrid El Khalidi, the wife of Hatem El Khalidi, the President, Chief Exectuive Officer and a director of the company, and 443,000 shares owned by relatives of Hatem El Kahlidi.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than 10% of Company common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities.  The Company believes that during fiscal 2007, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon examination of the copies of Forms 3, 4, and 5, and amendments thereto, provided to the Company and the written representations of its directors, executive officers and 10% stockholders.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

The Company’s compensation programs are designed to attract and retain qualified individuals upon whom the sustained progress, growth, profitability, and value of the Company depend.  It is the plan of the Board that through the Compensation Committee, the Company will develop and implement compensation policies, plans and programs to further these goals by rewarding its executives for positive financial performance.  Company management provides recommendations regarding executive compensation to the Compensation Committee. Currently, no consultants are engaged related to executive and/or director compensation matters.

Compensation Components

During fiscal 2007, executive compensation included base salary, annual cash and stock incentives, and benefits generally available to all employees.

Base Salary

The base salary of Mr. Carter, Ms. Cook and Mr. Williamson have been subject to a standard cost of living increase annually over the past several years at the same rate as other Petrochemical segment employees.  Mr. El Khalidi’s remuneration has remained fixed at the current level for many years.   The Compensation Committee reviews executive salaries annually and makes recommendations as to whether adjustments should be made.

Incentive Compensation

The Board has reviewed and acted upon the executive performance awards based upon the financial results for the years ended 2007 and 2006.  Executive performance awards have been in the form of cash and stock.  These awards have typically been awarded in the first quarter of each year and are based on the Company’s financial performance during the previous year. Beginning January 1, 2007, the Compensation Committee assumed these responsibilities.  The Compensation Committee has developed and recommended a formal incentive compensation program which is currently under consideration by the Board.  Under the proposed program, the total award for calendar years 2007 and beyond will be based on the Company’s financial performance for the year ended as compared with the Company’s performance for 2005 (the “base year”).  The award will be paid in the first quarter after financial results of the year ended are determined.

Stock Option Plan

A previously adopted stock option plan was not used for several years.  Thus, the new, above referenced Stock Option Plan of Arabian American Development Company for Key Employees and the Non-Employee Director Stock Option Plan were adopted by the Board on April 7, 2008.  The shareholders are asked to approve these plans at the Annual Meeting.

Other Compensation

There is no other compensation paid to executive officers other than benefits to be paid to Hatem El Khalidi upon his future retirement as President of the Company. In January 2008, the Board amended the Retirement Awards Program for Mr. El Khalidi to recognize his forty years of excellent service to the Company and to help him plan for retirement should he arrive at that decision sometime in the future.  The Retirement Awards Program is within the standard practices typically afforded other former employees upon their retirement.  Upon Mr. El Khalidi’s retirement from the Company, he will be entitled to the following benefits: (1) $6,000 per calendar month paid promptly on the first day of each month for the remainder of his life; (2)
Upon Mr. El Khalidi’s death, the Company will pay his surviving spouse, Ingrid El Khalidi, a sum of $4,000 per month due and payable on the first day of each calendar month for the remainder of her life; and (3) Mr. and Mrs. El Khalidi may participate in the Company’s Employee Group Health Insurance Program, the premium for which shall be paid by the Company for the rest of their lives (but shall not apply to any other parties, whether dependents or otherwise).

Termination of Employment Payments

There were no termination payments paid to executive officers during 2007.

Tax Considerations

There are no tax considerations which affect the compensation of executives for the year 2007.

Summary of Executive Compensation

The following Summary Compensation Table sets forth certain information with respect to all compensation paid or earned for services rendered to the Company for the year ending December 31, 2007, 2006 and 2005 for those persons who served as our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Vice President of Marketing for the Petrochemical Company during the year and who are our four most highly compensated executive officers.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Restricted Stock Award(s) ($)	Stock Award(s)	Non-Equity Incentive Plan Compensation($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($) (2)(3)	Total ($)
Hatem El Khalidi, President and Chief Executive Officer, Director	2007	$72,000	--	--	--	--	--	$8,000	$80,000
	2006	$72,000	--	--	--	--	--	$8,000	$80,000
	2005	$72,000	--	--	--	--	--	$8,000	$80,000
Nicholas N. Carter, Executive Vice President and Chief Operating Officer President, Petrochemical Company	2007	$172,059	$96,506	$66,000	--	--	--	$10,324	$344,889
	2006	$163,044	$97,994	$30,000	--	--	--	$9,783	$300,821
	2005	$155,748	$45,705	--	--	--	--	$9,288	$210,741
Connie J. Cook, Secretary and Treasurer	2007	$108,500	$70,085	$33,000	--	--	--	$6,510	$218,095
	2006	$102,816	$73,057	$15,000	--	--	--	$6,169	$197,042
	2005	$98,215	$46,067	--	--	--	--	$5,893	$150,175
Mark D. Williamson, Vice President of Marketing, Petrochemical Company	2007	$190,393	$70,023	--	--	--	--	$11,424	$271,840
	2006	$193,830	$80,124	$15,000	--	--	--	$11,630	$300,584
	2005	$199,269	$53,116	--	--	--	--	$11,956	$264,341

Notes to Summary Compensation Table

(1)           Includes $0, $0 and $11,957 in compensation for the fiscal years ended December 31, 2007, 2006, and 2005, respectively, that was deferred at the election of Mr. El Khalidi.  All present deferred compensation owing to Mr. El Khalidi aggregating $38,053 is considered, and future deferred compensation owing to Mr. El Khalidi, if any, will be considered payable to Mr. El Khalidi on demand.

(2)           Includes $8,000 in termination benefits for each of the fiscal years ended December 31, 2007, 2006, and 2005, respectively, that was accrued for Mr. El Khalidi in accordance with Saudi Arabian employment laws. The total amount of accrued termination benefits due to Mr. El Khalidi as of December 31, 2007 was $308,000.

(3)           Includes amounts as shown for Mr. Carter, Ms. Cook, and Mr. Williamson that were contributed on the employee’s behalf into the Company’s 401(k) plan.

The amount of Mr. El Khalidi’s pay has been fixed over some period of time, and was deferred for many years, due to the insistence of Mr. El Khalidi that the overhead expenses of the mining development operation be kept to a minimum until the project could be brought into operation.

In accordance with Saudi Arabian employment laws, the Company is required to accrue termination benefits for Mr. El Khalidi. The amount accrued for the benefit of Mr. El Khalidi meets the criteria of one month’s pay per year of service called for in the statute   Accrued benefits are payable upon termination of employment.  The Company has engaged in other transactions and entered into other arrangements, directly or indirectly, with its officers and directors, the primary purpose of which was to provide additional compensation to such persons.  See the “Certain Relationships and Related Transactions” section below for more information.

Employment Agreements

The Company does not have any employment agreements outstanding at this time.

Director Compensation

The Company did not pay any Directors fees during 2007; however, fees adopted by the Board and owed for 2007 were accrued in 2007 and paid in the first quarter of 2008.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee as of December 31, 2007, are Messrs. Robert E. Kennedy, Ghazi Sultan, Charles Goehringer, Jr., Ibrahim Al Moneef, and Mohammed Al Omair.  None of the gentlemen serve on the compensation committees of any other entities.  The members of the Compensation Committee are non-employee directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2007

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date
Hatem El Khalidi	400,000	-	-	$1.00	Undetermined
Ghazi Sultan	100,000	-	-	$2.00	08/28/09

OPTION EXERCISES AND STOCK VESTED AT FISCAL YEAR END 2007

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Nicholas N. Carter	20,000	$66,000
Connie Cook	10,000	$33,000

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR END 2007
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards
Nicholas N. Carter	March 20, 2007	20,000	$66,000
Connie Cook	March 20, 2007	10,000	$33,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company directly owns approximately 55% of the outstanding capital stock of Pioche. Mr. Carter is currently a director and President of Pioche, Mr. Goehringer is currently a director and Vice President of Pioche and Ms. Cook is currently the Treasurer of Pioche.  The Company is providing funds necessary to cover the Pioche operations. During 2007 and 2006, the Company made payments of approximately $49,700 and $37,700, respectively, for such purposes.  As of December 31, 2007, Pioche owed the Company $202,441 as a result of advances made by the Company. The indebtedness bears no interest.

During 2007, South Hampton incurred product transportation costs of approximately $653,000 with Silsbee Trading and Transportation Corp. (STTC), a private trucking and transportation carrier in which Mr. Carter, President of TOCCO, had a 100% equity interest. Pursuant to a lease agreement, South Hampton leases transportation equipment from STTC.  Lease payments at the beginning of 2007 were approximately $52,100 per month and were raised to approximately $57,600 per month as new and additional tractors and trailers were added to the fleet throughout the year.  With the increase in volume of the products produced with the new expansion of the facility which is currently underway, additional transportation equipment is expected to be required.  Under the lease arrangement, STTC provides transportation equipment and all normal maintenance on such equipment and South Hampton provides drivers, fuel, management of transportation operations and insurance on the transportation equipment. Approximately 95% of STTC’s income will be derived from such lease arrangement.  The lease agreement operated on a month-to-month basis until January 1, 2004, when a new five year agreement was signed.  STTC also entered into a capital lease with South Hampton for acquisition of a motorized man lift.  At the end of the five year lease period, title to the manlift will be transferred to South Hampton for a final payment of one dollar.

OTHER BUSINESS

As of the date of this proxy statement’s printing, we do not intend to submit any matters to the meeting other than those set forth herein, and we know of no additional matters that will be presented by other. However, if any other business should come before the meeting, the persons named in the enclosed proxy card have discretionary authority to vote your shares with respect to such matters in accordance with their best judgment.

By order of the Board of Directors

Connie Cook
Secretary

EXHIBIT A

STOCK OPTION PLAN OF
ARABIAN AMERICAN DEVELOPMENT COMPANY
FOR KEY EMPLOYEES

This Stock Option Plan (the “Plan”) is designed to provide for the granting of options to key employees, including key employees who are officers or directors, of Arabian American Development Company (the “Company”) and its subsidiaries.  The purposes of the Plan are to provide an incentive for such key employees to remain with the Company or its subsidiaries, to provide an opportunity for them to acquire a proprietary interest in the Company so that they will devote their best efforts for the benefit of the Company, and to aid the Company and its subsidiaries in attracting able persons to enter their employ.

1.0           DEFINITIONS

As used in the Plan, the following terms shall, unless the context otherwise requires, have the respective meanings set forth below:

1.1           “Award” shall mean any option granted by the Committee in accordance with the Plan.

1.2           “Award Agreement” shall mean the written agreement or instrument by which every Award is evidenced, as further discussed in Section 2.7.

1.3            “Code” shall mean the Internal Revenue Code of 1986, as amended, but also such related or successor provisions as may be applicable pursuant to subsequent amendments.

1.4           “Common Stock” shall mean the Common Stock, par value $.10 per share, of the Company or the other kind(s) of securities which shall be substituted for Common Stock or to which Common Stock shall be adjusted in accordance with Section 4.6 of the Plan.  “Shares” shall mean shares of Common Stock or shares or units of such other kinds of securities.

1.5           “Committee” shall mean the Compensation Committee of the Board of Directors of the Company which shall consist of three or more members of the Board of Directors, each of whom shall be selected by and serve at the pleasure of the Board of Directors and shall be a “disinterested person” (“disinterested person” shall mean a “Non-Employee Director” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 as amended).

1.6           “Fair Market Value” on any date shall mean (i) the closing sale price per share of Common Stock on the principal national securities exchange on which it is listed on such date or if there be no sales reported on such date, on the most recently preceding business day on which a sale is reported, (ii) if the Common Stock is not then listed on any national securities exchange, the median of the average final bid and average final asked prices for a share of Common Stock in the over-the-counter market on such date, as reported by the National Association of Securities Dealers Automated Quotations System (Nasdaq) or (iii) if the Common Stock is not then listed on any

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national securities exchange or quoted on Nasdaq, the amount reasonably determined by the Committee to be the Fair Market Value per share of Common Stock on such date, in compliance with Section 422(c)(7) of the Code.

1.7           “Incentive Stock Option” shall mean a stock option that meets the requirements of Section 422 of the Code.

1.8           “Non-Incentive Stock Option” shall mean a stock option that is not an Incentive Stock Option.

1.9           “Parent”, as to a company, shall mean any corporation that owns, directly or indirectly, stock possessing more than 50% of the voting power of all classes of stock of such company.

1.10           “Securities” shall mean shares of Common Stock of the Company acquired upon exercise of options and any securities issued in respect of such shares.

1.11            “Subsidiary” shall mean a company whose voting stock is more than 50% controlled by Arabian American Development Company, the parent company.

2.0           ADMINISTRATION

2.1           The Plan shall be administered by the Committee.  The Committee from time to time may prescribe, amend and rescind such rules, regulations, provisions and procedures, consistent with the terms of the Plan, as, in its opinion, may be advisable in the administration of the Plan and shall determine the provisions, which shall be consistent with the terms of the Plan but need not be identical, of the respective agreements required by Section 2.7 of the Plan, including, without limitation, provisions:

(a)           Specifying the term, and period or periods and extent of exercisability, of options,

(b)           Imposing, and specifying the nature and extent of, restrictions, if any, upon disposition of any Securities,

(c)           Specifying the circumstances, if any, under which all or part of any Securities may be required to be forfeited and surrendered to the Company (and the consideration, if any, to be paid by the Company for any such Securities forfeited and surrendered),

(d)           Specifying the extent and times of lapse of any such restrictions or risks of forfeiture, and

(e)           Specifying the prerequisites to become eligible for stock options.

The Committee shall have the authority, in its discretion, to construe and interpret the Plan and such respective agreements and to make all other determinations necessary or advisable for administering the Plan.  A majority of the Committee shall constitute a quorum, and the acts of a

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majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company’s Bylaws or resolutions duly adopted by the Board of Directors.  All actions taken and decisions or determinations made by the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan.  No member of the Committee shall be liable for any action, decision or determination taken or made in good faith with respect to the Plan or any option granted under it.

2.2           Shareholder Approval. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan) within twelve (12) months before or after the Effective Date, in accordance with the Company’s charter, bylaws, and applicable state law.

2.3           Term of Plan.  No Award shall be granted pursuant to the Plan after ten (10) years from the date the Plan is adopted or the date the Plan is approved by the stockholders, whichever is earlier.

2.4           Eligibility.  Those individuals who are employees of the Company and its subsidiaries (including officers and directors thereof if they are such employees) and who, consistent with the purposes of the Plan, are selected by the Committee, shall be eligible to be granted options, provided, however, that no such employee who immediately after the grant of an option, would own (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the combined voting power of all classes of the Company or any parent or subsidiary of the Company shall be eligible to be granted options.  From such eligible employees, the Committee shall, from time to time, choose those, if any, to whom options shall be granted.  Eligibility for stock options shall be determined by the Committee in its sole discretion.  More than one option may be granted to the same person.  The adoption of the Plan shall not be deemed to give any person a right to be granted any option.

2.5           Shares Available.  The Board of Directors shall reserve for the purposes of the Plan, out of the authorized but unissued shares of Common Stock or out of shares of Common Stock held in the Company’s Treasury, or partly out of each, as shall be determined by the Board of Directors, a total of 500,000 shares of such Common Stock.  Any shares delivered upon exercise of options granted under the Plan shall reduce by the number of shares so delivered the number of shares available for the granting of options under the Plan.  If an option granted under the Plan to any employee expires or is cancelled or terminated unexercised as to any shares covered thereby or if any Securities are forfeited and surrendered to the Company, such shares or Securities shall be available for granting of options.

2.6           Authority of the Committee to Grant Options.  Subject to approval by the Board of Directors and the provisions of the Plan, the Committee shall have authority to determine the employees to whom options shall be granted, to grant options and to determine the number of shares to be covered by any option.

2.7           Award Agreement.  The specific terms of each option granted by the Committee pursuant to the Plan shall be determined by the Committee, consistent with the terms of the Plan, and

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shall be set forth and confirmed in a written agreement which shall be in such form and contain such provisions as shall be determined from time to time by the Committee and which shall be executed pursuant and with reference to the Plan by the Company and the employee to whom such option is granted.  Any such agreement may contain any provisions, consistent with the terms of the Plan, as may be deemed necessary or appropriate and approved by the Committee and may be amended from time to time by written instrument executed by the Company and the person holding such option to reflect any change in the provisions thereof made in accordance with the Plan. Any Award Agreement granting Incentive Stock Options shall list the restrictions placed on exercising the Incentive Stock Option.

2.8           Notice of Exercise.  Each exercise of an option must be evidenced by a written notice of exercise to the Company in form satisfactory to the Committee.

2.9           Disqualifying Disposition of Incentive Stock Options.  Each Incentive Stock Option shall require the holder of shares issued upon exercise of such Incentive Stock Options to notify the Committee of any disposition of such shares under the circumstances described in Section 421(b) and 422(a) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.  Disposition of shares within two (2) years from the date of the granting of the option or within one (1) year after the transfer of such shares constitutes a disqualifying disposition.

3.0           OPTIONS

3.1           Types of Options.  Both Incentive Stock Options and Non-Incentive Stock Options may be granted under the Plan.  Any option granted under the Plan that is intended to qualify as an Incentive Stock Option shall be designated as such by the Committee at the time the option is granted, and such designation shall be reflected in the Award Agreement.  Notwithstanding anything herein to the contrary, the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which such options are exercisable for the first time by any employee during any calendar year under this Plan and all plans described in Section 422(b) of the Code of the Company shall not exceed $100,000.  For the purpose of this Section, any unused limit carryover shall be determined pursuant to Section 422(d) of the Code.

3.2           Option Exercise Price.  The Committee shall establish the option exercise price per share at the time any option is granted, and such option exercise price per share shall not be less than the greater of (a) 100% of the Fair Market Value per share of the shares subject to such option on the day such option is granted or (b) the per share par value of such shares.  The option exercise price shall be set forth in the Award Agreement, but will be subject to adjustment in accordance with the provisions of Section 4.6 of the Plan.

3.3           Option Period.  The term of each Incentive Stock Option shall be fixed by the Committee in its sole discretion and set forth in the Award Agreement, provided that the Incentive Stock Option may not be exercisable after the expiration of ten (10) years from the date the Incentive Stock Option was granted.

3.4           Other Incentive Stock Option Requirements.  The terms of any Incentive Stock Option shall comply in all respects with the provisions of Section 422 of the Code.

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3.5           Continuation of Employment.  Each option by its terms shall require the employee granted such option to remain in the continuous employ of the Company and/or a subsidiary of the Company for such period or periods as the Committee shall determine at the time of grant from the date of grant of this option before the right to exercise any part of the option will accrue, provided that the Committee at any time, or from time to time, after the time of grant may in its discretion shorten such period or periods.

3.6           Exercise of Options.  Subject to the provisions of this Article 3.0, each option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments (which may be cumulative or non-cumulative) as may be determined by the Committee at the time of the grant of such option, provided that the Committee at any time, or from time to time, after the time of grant, may in its discretion accelerate the exercisability of all or any portion of any option by accelerating the date on which it was initially to have become exercisable and/or, in the case of options exercisable in installments, accelerating the dates on which all or any portion of any or all of such installments were initially to have become exercisable.

3.7           Payment of Option Price.  The option price of each share purchased pursuant to exercise of each option granted under the Plan shall be paid either (i) entirely in cash or (ii) if permitted by the Committee in its sole discretion, partially or entirely in full shares of Common Stock, with the balance, if any, to be paid in cash.  Any payment of the option price in shares of Common Stock shall be credited toward the option price at the Fair Market Value per share of such shares on the date of payment.  Any payment to the Company in shares of Common Stock as permitted by this Section 3.7 shall vest in the Company good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims, and shall be effected by delivery of the certificate(s) representing such shares, duly endorsed in blank or accompanied by stock power(s) duly executed in blank and otherwise in proper form for transfer.

4.0           ADDITIONAL PROVISIONS

4.1           Non-Transferability.  Options shall not be transferable by the optionee otherwise than by Will or, if he dies intestate, by the laws of descent and distribution of the jurisdiction of his domicile at the time of his death, and such options shall be exercisable during his lifetime only by such optionee or his guardian or legal representative.

4.2           Termination of Employment.  If the employment by the Company and all its subsidiaries of a person who is the holder of any option shall terminate because of such person’s discharge (for or without cause), his rights under any then outstanding option shall terminate and be forfeited immediately as to any unexercised portion thereof.  If any such person shall voluntarily terminate his employment (other than by reason of his disability), each outstanding option held by him shall be exercisable by him at any time prior to the expiration date of the option or within three (3) months after the date of such termination or employment, whichever is the shorter period, but only to the extent such option was exercisable at the date of such termination.  In the event of termination of employment by reason of disability (of which the Committee shall be the sole judge) or the death of any such person while such person is an employee of the Company or a Subsidiary of the Company, each outstanding option held by him shall be fully exercisable (whether or not exercisable on the date of his death or termination of employment by reason of disability) at any time

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prior to the expiration date of the option or within twelve (12) months after the date of death or termination of employment by reason of disability, whichever is the shorter period.  To the extent any option is not exercised during the period after termination of the holder’s employment specified in this Section 4.2, such option shall terminate at the end of such period.  In the case of death or disability, options shall be exercisable by the person or persons specified in such deceased person’s Will or, if such deceased person shall have failed to make specific provision in his Will for such exercise or shall have died intestate, or in the case of disability, when appropriate by such person’s guardian or legal representative.  Anything to the contrary contained in this Section 4.2 notwithstanding, the Committee, in its sole discretion, may increase the period and extent of exercisability of any option held by (i) a person whose employment terminates as the result of his death or disability, (ii) a person who dies or becomes disabled during any period while his option remains exercisable under this Section 4.2 or (iii) a person who demonstrates to the Committee special circumstances that, in the sole judgment of the Committee, merit such increase.

4.3           Leave of Absence.  The Committee may make such provisions regarding the effect of a leave of absence of any optionee as the Committee shall determine.

4.4           Securities Laws; Compliance with Laws.  Each exercise of an option shall, at the election of the Committee, be contingent upon receipt by the Company from the optionee (or, in the event of his death or disability, his legal representatives, legatees or distributes) of such written representations (if any) concerning the optionee’s (or their) intentions with regard to the acquisition, retention or disposition of the shares being acquired upon exercise of such option and/or such written covenants and agreements (if any) as to the acquisition, retention and disposition of such shares as, in the opinion of the Committee, may be necessary to ensure that the acquisition and any disposition  of such shares by the optionee or such other persons will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.  Each option shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of Common Stock subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with the granting of, such option or the issuance or delivery of shares thereunder, such option may not be exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.  Nothing in the Plan or in any option granted under it shall require the Company to issue or deliver any shares upon exercise of any options if such issuance or delivery would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

4.5           Issuance of Shares.  A person exercising an option shall not be treated as having become the registered owner of any shares of Common Stock issuable or deliverable on such exercise until such shares are issued and delivered.

4.6           Adjustment of Number and Kind of Shares.  The shares available for the Plan as provided in Section 1.4 of the Plan are a part of the Common Stock, par value $.10 per share, of the Company, presently authorized in the Certificate of Incorporation, as amended, of the Company.  In the event that a dividend shall be declared and paid upon the Common Stock payable in shares of

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Common Stock, the number of undelivered shares of Common Stock then subject to any option and the number of shares of Common Stock at the time reserved for sale or delivery pursuant to the Plan but not at the time covered by an Option shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend.  In the event that the outstanding shares of Common Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company, whether through amendment of the Company’s Certificate of Incorporation, reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation (other than a merger or consolidation to which Section 4.7 of the Plan applies), then there shall be substituted for each undelivered share of Common Stock then subject to any option and for each share of Common Stock at the time reserved for sale or delivery pursuant to the Plan but not at the time reserved for sale or delivery pursuant to the Plan but not at the time covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged.  In the event there shall be any change, other than as specified above in this Section 4.6, in the outstanding shares of Common Stock, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment or change in the number or kind of shares then reserved for sale or delivery pursuant to the Plan but not at the time covered by an option and of undelivered shares then subject to an option, such adjustment or change shall be made by the Committee and shall be effective and binding for all purposes of the Plan.  In the case of any such substitution or adjustment as provided for in this Section 4.6, the option exercise price in each stock option agreement for each share covered thereby prior to such substitution or adjustment will be the option exercise price for all shares which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 4.6.  The determination of the Committee as to all adjustments and substitutions referred to in this Section 4.6 shall be conclusive.  No adjustment or substitution provided for in this Section 4.6 shall require the Company to deliver or sell a fractional share, and any fractional shares resulting from any adjustment or substitution pursuant to this Section 4.6 shall be eliminated from the applicable option.  The provisions of this Section 4.6 shall apply with respect to successive dividends, amendments, reorganizations, recapitalizations, stock split-ups, combinations of shares, mergers, consolidations and changes of the kind referred to in this Section 4.6.

4.7           Business Combinations.  In the event that, while any options are outstanding under the Plan, there shall occur (a) a merger or consolidation of the Company with or into another corporation in which the Company shall not be the surviving corporation (for purposes of this Section 4.7, the Company shall not be deemed the surviving corporation in any such transaction if, as the result thereof, it becomes  wholly-owned subsidiary of another corporation), (b) a dissolution of the Company or (c) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, then, with respect to each option outstanding immediately prior to the consummation of such transaction:

(i)           If provision is made in writing in connection with such transaction for the continuance and/or assumption of the options granted under the Plan, or the substitution for such options of the new options equivalent to such options, with appropriate adjustment as to number and kind of shares or other securities deliverable with respect thereto, the options granted under the Plan,

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or the new options substituted therefore, shall continue, subject to such adjustment, in the manner and under the terms provided in the respective agreements under Section 2.7.

(ii)           In the event provision is not made in connection with such transaction for the continuance and/or assumption of the options granted under the Plan, or for the substitution of equivalent options, then each holder of an outstanding option shall be entitled, immediately prior to the effective date of such transaction, to purchase the full number of shares that he would otherwise have been entitled to purchase during the entire remaining term of the option and any restriction or risk of forfeiture imposed pursuant to Section 2.1 of the Plan shall lapse immediately prior to the effective date of such transaction.  The unexercised portion of any option shall be deemed cancelled and terminated as of the effective date of such transaction.

5.0           MISCELLANEOUS

5.1           Amendment of Plan.  The Board of Directors of the Company shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall (a) increase the total number of shares which may be issued pursuant to options granted under the Plan, (b) decrease the minimum option exercise price provided for in Section 3.2 hereof, (c) extend the term of the Plan or of any option granted under the Plan or (d) withdraw administration of the Plan from the Committee, unless such amendment is approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of all classes of the Company (voting together and not separately by class).  The Board of Directors may delegate to the Committee all or any portion of its authority under this Section 5.1.  No amendment, suspension or termination (whether pursuant to this Section 5.1 or upon expiration of the stated term of the Plan) may, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

5.2           Effective Date and Duration of the Plan; Stockholder Approval.  The Plan shall become effective on April 7, 2008 and, unless sooner terminated pursuant to the terms hereof, the Plan shall terminate on April 7, 2018.  However, the Plan and each option granted under the Plan, will be null and void unless the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of all classes of the Company entitled to vote thereon (voting together and not separately by class) at the Company’s 2008 Annual Meeting of Stockholders, in accordance with the Company’s charter, bylaws, and applicable state law.

5.3           Right to Continued Employment.  Nothing in the Plan or in any option granted under it shall confer any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any of its subsidiaries to terminate any employment at any time.

5.4           Requested Information.  Each grantee of an option shall furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirements imposed upon the Company by or under any applicable statute or regulation.

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5.5           Payment of Taxes.  Prior to the exercise of any option or in connection with any disposition of shares of Common Stock acquired pursuant to such exercise, the holder of such option shall make arrangements satisfactory to the Company for the payment of any applicable federal or other withholding taxes payable as a result thereof.

5.6           Headings.  The Article and Section headings contained in the Plan are for convenience only and shall not affect the construction of the Plan.

5.7           Governing Law.  The Plan, and all Award Agreements issued under the Plan, shall be governed by, and construed in accordance with, the law of the State of Delaware.

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EXHIBIT B

ARABIAN AMERICAN DEVELOPMENT COMPANY
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

This is a stock option plan pursuant to which options to purchase shares of the Common Stock, $.10 par value, of Arabian American Development Company, a Delaware Corporation (the “Corporation”), shall be granted to non-employee directors of the Corporation.  This plan shall be known as the Non-Employee Director Stock Option Plan (the “Stock Option Plan”).  The purpose of the Stock Option Plan is to enhance the Corporation’s ability to obtain and retain qualified persons who are not full-time employees of the Corporation to serve as directors.

1.0           Administration.  The Stock Option Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”).  The Committee shall have the power to construe the Stock Option Plan, to determine all questions hereunder and to adopt and amend such rules and regulations for the administration of the Stock Option Plan as it may deem desirable.

2.0           Shares Available for Options.  The Committee shall reserve for delivery pursuant to the Stock Option Plan, out of the authorized but unissued Common Stock of the Corporation, or out of shares of Common Stock held in its Treasury, or partly out of each, as shall be determined by the Committee, a total of 500,000 shares of the Common Stock of the Corporation (or the number and kind of shares of stock or other securities which, in accordance with Section 3.0 of the Stock Option Plan, may be substituted for such shares or to which said number of shares may be adjusted).  In the event that an option granted under the Stock Option Plan to any non-employee director expires or is terminated unexercised as to any shares covered thereby, such shares shall thereafter again be available for the granting of options under the Stock Option Plan.

3.0           Adjustment of Number of Shares.  In the event that a dividend or stock split shall hereafter be declared upon the Common Stock of the Corporation payable in shares of such Common Stock, the number of shares of Common Stock then subject to any outstanding option under the Stock Option Plan, the number of shares as to which an option is to be granted to a newly-elected non-employee director under the Stock Option Plan and the number of shares reserved for issuance pursuant to the Stock Option Plan but not yet covered by an outstanding option, shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or stock split.  In the event that the outstanding shares of Common Stock of the Corporation shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, whether through reorganization, recapitalization or reclassification, then there shall be substituted for each share of Common Stock subject to an outstanding option and for each share of Common Stock reserved for delivery pursuant to the Stock Option Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be so exchanged.  In the event there shall be any change, other than specified above in this Section 3.0 or in Section 4.0, in the outstanding shares of Common Stock of the Corporation or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then the Committee may make such adjustment or change, if any, as it deems equitable in

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the number or kind of shares or other securities then reserved for delivery under the Stock Option Plan but not at the time covered by an outstanding option and of undelivered shares or other securities then subject to outstanding options.  In the case of any such substitution or adjustment provided for in this Section 3.0, the option exercise price for each share covered by outstanding options prior to such substitution or adjustment will be the option exercise price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted pursuant to this Section 3.0.  No adjustment or substitution provided for in this Section 3.0 shall require the Corporation to sell a fractional share, and any fractional share resulting from any such adjustment or substitution shall be eliminated from the option in question.

4.0           Business Combinations.  If, while options remain outstanding hereunder, there shall occur a dissolution of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation (for such purpose, the Corporation shall not be deemed the surviving corporation in any such transaction if, as a result thereof, it becomes a wholly-owned subsidiary of another corporation) or a transfer, in one or a series of related transactions, of substantially all the assets of the Corporation:

4.1           If provision is made in writing in connection with such transaction for the assumption and continuance of any such option, or the substitution for such option of a new substantially equivalent option covering different shares or securities, with appropriate adjustment as to the number and kind of shares or other securities deliverable with respect thereto, then the existing option, or the new option substituted therefore, as the case may be, shall continue in the manner and under the terms provided; or

4.2           If provision is not made in such transaction for the continuance and assumption of any such option or for the substitution of a new substantially equivalent option, then the holder of such option shall be entitled, immediately prior to the effective date of any such transaction, to purchase the full number of shares covered by such option whether or not then otherwise exercisable as to such shares.  The unexercised portion of any option shall be deemed cancelled as of the effective date of such transaction.

5.0           Granting of Options.  Subject to approval by the Board of Directors and the provisions of the Plan, the Committee shall have authority to determine the persons to whom options shall be granted, to grant options, and to determine the number of shares to be covered by any option.

6.0           Exercise and Term of Options.

6.1           Except as herein provided with respect to options granted to holders of Existing Options, as hereinafter defined, and other applicable provisions of the Stock Option Plan, options granted under the Stock Option Plan shall become exercisable at such time or times and during such period or periods, in full or in such installments (which may be cumulative or non-cumulative) as may be determined by the Committee at the time of the grant of such option, provided that the Committee at any time, or from time to time, after the time of grant, may in its discretion accelerate the exercisability of all or any portion of any option by accelerating the date on which it was initially to have become exercisable and/or, in the case of options exercisable in installments, accelerating the dates on which all or any portion of any or all of such installments

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were initially to have become exercisable.  “Existing Option” shall mean an option granted to the holder of an option granted prior to the adoption of the Stock Option Plan in connection with his service as a director.  An Existing Option shall be exercisable to the same extent, and shall thereafter become exercisable in the same percentage installments and on the same schedule that such Existing Option was thereafter to become exercisable, under the plan and/or agreement through which the Existing Option was granted.

6.2           The option exercise price per share of the shares of Common Stock subject to an option granted under the Stock Option Plan shall be determined by the Committee; provided that such option exercise price shall not be less than 100% of the fair market value of a share of the Common Stock on the day the option is granted.  The option exercise price per share will be subject to adjustment in accordance with the provisions of Section 3.0 of the Stock Option Plan.  Any adjustment determination made by the Committee shall be conclusive.  For purposes of the Stock Option Plan, if the Common Stock is listed on a national securities exchange or reported on the Nasdaq National Market System, the fair market value of a share of the Common Stock on any day shall be the closing sale price of such a share on such day or if there is no closing sale price reported on such date, the closing sale price of such a share on the last preceding day on which a closing sale price is reported.  If the Common Stock is not then listed on any national securities exchange or reported on the Nasdaq National Market System, the fair market value shall be the median of the average final bid and average final asked prices for a share of the Common Stock in the over-the-counter market on such date, as reported by Nasdaq.  If the Common Stock is not listed on any national securities exchange, reported on the Nasdaq National Market System or quoted on Nasdaq, the fair market value shall be the amount reasonably determined by the Committee to be the fair market value on such date.

6.3           The term of each option granted under the Stock Option Plan shall be fixed by the Committee in its sole discretion and set forth in the Award Agreement, provided that the such option may not be exercisable after the expiration of ten (10) years from the date the option was granted, except that an option granted to the holder of an Existing Option shall have a term corresponding to the term stipulated in the plan and/or agreement through which the Existing Option was granted, provided, however, that:

(1) upon the termination of an optionee’s service as a director For Cause (as hereinafter defined in this Section 6.3), all unexercised options shall immediately terminate and be immediately forfeited by such optionee;

(2) upon termination of an optionee’s service as a director by reason of death or Full Disability (as hereinafter defined in this Section 6.3), optionee’s option shall become fully exercisable and may be exercised by the person entitled to do so under his Will or if he dies intestate, or in the case of Full Disability (when appropriate), by his guardian or legal representative, at any time during the period ending one (1) year after such optionee’s death or Full Disability (whereupon it shall terminate) or, if a shorter period, the remaining term of the option; and

(3) upon termination of an optionee’s service as a director by reasons not discussed in Sections 6.3(1) and 6.3(2), including, but not limited to, Retirement (as hereinafter defined in this Section 6.3), a director’s voluntary resignation or termination of service as a director without cause,

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(4) such optionee’s option shall become fully exercisable and may be exercised at any time during the period ending six (6) months after termination by reasons under this Section 6.3(3) (whereupon it shall terminate) or, if a shorter period, the remaining term of the option.

“For Cause” shall mean (i) fraud, misappropriation or embezzlement, (ii) optionee’s intentional breach of the provisions of optionee’s service agreement, (iii) optionee’s repeated willful failure to perform services, and (v) such other acts detrimental to the Corporation, as determined in the sole discretion of the Committee.

“Full Disability” shall mean an inability to substantially perform the optionee’s duties, with reasonable accommodation, as evidenced by a certificate signed either by a physician mutually acceptable to the Committee and the optionee or, if the Committee and the optionee cannot agree upon a physician, by a physician selected by agreement of a physician designated by the Committee and a physician designated by the optionee; provided, however, that if such physicians cannot agree upon a third physician within thirty (30) days, such third physician shall be designated by the American Arbitration Association.

“Retirement” shall mean the voluntary resignation by the optionee after attaining sixty-five (65) years of age with five (5) years or more of continuous service to the Corporation or a subsidiary of the Corporation.

6.4           Options granted under the Stock Option Plan shall not be transferable by the optionee other than by will, or if he dies intestate, by the laws of descent and distribution of the state of domicile at the time of his death, and such options shall be exercisable during his lifetime only by such optionee or, in the case of disability, his guardian or legal representative.

7.0           Exercise of Option.  An option granted hereunder shall be exercised by delivering to the Corporation a written notice specifying the number of shares the optionee then desires to purchase, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Corporation’s Common Stock valued based on the fair market value (determined as set forth in Section 6.2) of such shares on the immediately preceding business day, and such other instruments or agreements as in the opinion of counsel for the corporation may be necessary or advisable in order that the issuance of such share complies with the Securities Act of 1933 and the rules and regulations thereunder, any applicable state securities laws, rules or regulations, any requirement of any stock exchange on which such stock may be traded and any other applicable law, rule or regulation.  As soon as practical after any such exercise, the Corporation will deliver to the optionee a certificate for the number of shares with respect to which the option shall have been so exercised, issued in the optionee’s name.  Such stock certificate shall bear such legends, and such instructions shall be given to the Corporation’s transfer agent with respect thereto, as may be deemed necessary or advisable by counsel to the Corporation in order to comply with the requirements of any applicable law, rule or regulation.

8.0           Effective Date and Duration of Stock Option Plan; Stockholder Approval.  The effective date of the Stock Option Plan shall be the date of its adoption by the Board of Directors, and the duration of the Stock Option Plan shall be ten (10) years from the effective date; provided, however, that the Stock Option Plan (and each option granted  hereunder) will be null and void

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unless the Stock Option Plan is approved by the affirmative vote of the holders of a majority of the shares of voting stock of the Corporation present or represented and entitled to vote at a meeting of stockholders of the Corporation, duly held no later than the date of the first annual meeting of stockholders of the Corporation held subsequent to the effective date of the Stock Option Plan.

9.0           Amendment of the Plan.  Subject to approval by the Board of Directors, the Committee shall have the right to amend, suspend or terminate the Stock Option Plan at any time, and make modifications or amendments to such Stock Option Plan, except that no such modification or amendment which has any of the following effects shall be effective unless it is approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock of the Corporation present or represented and entitled to vote at a duly held meeting of stockholders of the Corporation:

9.1           Increase the maximum number of shares subject to the Stock Option Plan;

9.2           Decrease the option exercise price provided for under the Stock Option Plan;

9.3           Change the class of persons who are to receive options granted under the Stock Option Plan; or

9.4	Extend the term of the Stock Option Plan or of any option granted hereunder.

Termination or any modification or amendment of the Stock Option Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

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ARABIAN AMERICAN DEVELOPMENT COMPANY

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., C.D.T., on June 10, 2008.

Vote by Internet

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Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR election of the following nominees and FOR Proposals 2, 3 and 4.

1. Election of Directors:

Nominee	For	Withhold
01 - NICHOLAS N. CARTER	☐	☐
02 - CHARLES W. GOEHRINGER, JR.	☐	☐
03 - MOHAMMED O. AL OMAIR	☐	☐

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Proposal	For	Against	Abstain
2. THE SELECTION OF MOORE STEPHENS TRAVISWOLFF, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2008	☐	☐	☐
3. APPROVAL OF THE STOCK OPTION PLAN OF ARABIAN AMERICAN DEVELOPMENT COMPANY FOR KEY EMPLOYEES	☐	☐	☐
4. APPROVAL OF THE ARABIAN AMERICAN DEVELOPMENT COMPANY NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN	☐	☐	☐

NOTE SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

B Non-Voting Items

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will still have the right to request a free set of proxy materials upon receipt of a Notice. ☐

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Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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